Private Placements	12 Months Ended
Dec. 31, 2010
Private Placements
5.  Private Placements

Common Stock Sale

During the calendar quarters ended March 31 and June 30, 2010, the Company sold an aggregate of 1,036,727 and 148,104, respectively, shares of common stock for cash proceeds of $270,000.

In the calendar quarters ended December 31, 2010, the Company sold 4,000,000 shares of common stock at a price of $0.50 per share for gross cash proceeds of $2,000,000 to Daniel T. Zagorin Trust.  The closing market price on November 3, 2010 was $2.25. The foregoing securities were sold in a private placement transaction pursuant to Section 4(2), Section 4(6), and Regulation D under the Securities Act of 1933, as amended and have not been registered in the United States under the Securities Act or in any other jurisdiction and may not be offered or sold in the United States absent a registration or an applicable exemption from the registration requirements.